UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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SCHEDULE 14C INFORMATION

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Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☑	Definitive Information Statement

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HELIX TCS, INC.

(Name of Registrant As Specified In Its Charter)

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HELIX TCS, INC.

5300 DTC Parkway, Suite 300

Greenwood Village, CO 80111

INFORMATION STATEMENT

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU
BY THE BOARD OF DIRECTORS OF HELIX TCS, INC.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the holders of record of the outstanding shares of our (i) Common Stock, $0.001 par value per share, (ii) Series A Preferred Stock, $0.001 par value per share, and (iii) Series B Preferred Stock, par value $0.001 per share, in connection with action taken by our board of directors and the holders of a majority of our voting securities to approve the Helix TCS, Inc. 2017 Omnibus Stock Incentive Plan (the “2017 Plan”).

On October 17, 2017, our board of directors acting in accordance with Section 141 of the Delaware General Corporate Law (the “DGCL”) and the holders of a majority of our voting securities, acting in accordance with Section 228 of the DGCL and Article I, Section 10 of our bylaws, adopted and approved the 2017 Plan. The consent that we have received approving the 2017 Plan constitutes the only stockholder approval required under the DGCL, our Certificate of Incorporation, as amended, and our bylaws. Accordingly, the 2017 Plan will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes the 2017 Plan in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on October 17, 2017 (the “Record Date”) are entitled to receive this Information Statement. This Information Statement shall also be considered the notice required under Section 228(e) of the DGCL.

Pursuant to Rule 14c-2 of the Exchange Act, the action described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about October 23, 2017 to our stockholders of record as of the Record Date. The 2017 Plan is planned to be effective on November 12, 2017.

By order of the Board of Directors of Helix TCS, Inc.

/s/ Zachary L. Venegas
Zachary L. Venegas
Chief Executive Officer and Director
October 23, 2017

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14(c) of the Exchange Act to notify all of our stockholders that the holders of a majority of our voting securities approved the Helix TCS, Inc. 2017 Omnibus Stock Incentive Plan, or the 2017 Plan, on October 17, 2017.

WHO IS ENTITLED TO NOTICE?

Each holder of outstanding shares of our voting securities on the close of business on the record date, October 17, 2017 (the “Record Date”), is entitled to notice of the corporate action approved by the majority of our voting securities.

WHAT CONSTITUTES THE VOTING SECURITIES OF THE COMPANY?

Our voting securities consist of the issued and outstanding shares of our capital stock with voting rights as of the Record Date. As of the Record Date, our voting securities consisted of 28,644,522 shares of Common Stock, 1,000,000 Series A Preferred Stock and 10,292,230 shares of Series B Preferred Stock. Each share of our outstanding Common Stock is entitled to one vote on each matter submitted for voting by the stockholders. As of the Record Date, each share of Series A Preferred Stock and Series B Preferred Stock has voting rights equivalent to one share of Common Stock.

As of the Record Date, Helix Opportunities, LLC represented approximately 59% of the outstanding shares of our voting securities, including Series A Preferred Stock, Series B Preferred Stock and Common Stock. Helix Opportunities, LLC is a privately owned company of which Zachary Venegas, our Chief Executive Officer and member of our board of directors, is the managing member and owns 50% and Scott Ogur, a director, owns 50%.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the 2017 Plan.

OUTSTANDING VOTING SECURITIES

As of the Record Date, our authorized capital consisted of 220,000,000 shares of capital stock, 200,000,000 of which are authorized as Common Stock, par value $0.001 per share, and 20,000,000 of which are authorized as shares of Preferred Stock, par value $0.001 per share. The authorized Preferred Stock consists of 1,000,000 shares of Series A Preferred Stock and 13,000,000 shares of Series B Preferred Stock. As of the Record Date, 28,644,522, 1,000,000 and 10,292,230 shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock were issued and outstanding, respectively.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders. As of the Record Date, each share of Series A Preferred Stock and Series B Preferred Stock is convertible into one share of Common Stock and is entitled to cast one vote on matters submitted to the holders of Common Stock.

The following stockholders voted in favor of the 2017 Plan:

Name	Common Shares Held	Series A Preferred Shares Held		Series B Preferred Shares Held	Total Shares Beneficially Owned	Percentage of Voting Equity Beneficially Owned(1)
Helix Opportunities, LLC(2)	22,711,000	1,000,000	(3)	—	23,711,000	59%
Paul Hodges(4)	1,060,000	—		—	1,060,000	3%

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(1)      Based on total voting equity of 39,936,752 shares of our capital stock outstanding as of the Record Date comprised of 28,644,522 shares of Common Stock, 1,000,000 shares of Series A Preferred Stock and 10,292,230 shares Series B Preferred Stock issued and outstanding as of the Record Date.

(2)      Helix Opportunities, LLC is a Delaware limited liability company 50% of which is owned by our Chief Executive Officer and director Zachary Venegas, and 50% by our director, Scott Ogur.

(3)      Such shares represent 100% of the issued and outstanding shares of our Series A Preferred Stock.

(4)      Consists of (i) 960,000 shares of Common Stock and (ii) an Unsecured Convertible Promissory Note which is convertible into approximately 100,000 shares of Common Stock as of October 5, 2017.

NO APPRAISAL RIGHTS

The holders of shares of our Common Stock and Preferred Stock have no appraisal rights under the DGCL, our Articles of Incorporation, as amended, or our bylaws with respect to corporate action described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of the Record Date unless otherwise noted below for the following:

•         each person or entity known to own beneficially more than 5% of our outstanding capital stock as of the date indicated in the corresponding footnote;

•         each of the named executive officers named in the Summary Compensation table;

•         each director; and

•         all current directors and executive officers as a group.

Applicable percentage ownership is based on 39,936,752 shares of our capital stock outstanding as of the Record Date, unless otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to our capital stock. Shares that may be acquired by the beneficial stockholder within 60 days after the Record Date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise identified, the address of our directors and officers is c/o Helix TCS, Inc., 5300 DTC Parkway, Suite 300, Greenwood Village, CO 80111.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage Ownership of Series A Preferred Stock	Number of Shares of Series B Preferred Stock Beneficially Owned	Percentage Ownership of Series B Preferred Stock	Total Percentage of Voting Power
5% Beneficial Owners
RSF4, LLC(1)	—	—%	—	—%	10,292,230	100%	26%
Helix Opportunities, LLC(2)	22,711,000	79%	1,000,000	100%	—	—%	59%

Officers and Directors
Zachary Venegas(2)	22,711,000	79%	1,000,000	100%	—	—%	59%
Scott Ogur(2)	22,711,000	79%	1,000,000	100%	—	—%	59%
Paul Hodges(3)	1,060,000	4%	—	—%	—	—%	3%

Executive Officers and Directors as a Group (3 persons)	23,771,000	83%	1,000,000	100%	—	—%	62%

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(1)      RSF4, LLC, a Delaware limited liability company, is solely managed by Rose Capital Fund I GP, LLC, a Delaware limited liability company (“Rose GP”). Rose GP has the sole power to vote or sell the shares of our Series B Preferred Stock held by RSF4, LLC. Rose GP is owned 50% by Andrew Schweibold and 50% by Jonathan Rosenthal. As a result of the foregoing, Rose GP, Schweibold and Rosenthal may be deemed to be beneficial owners of the shares of our Series B Preferred Stock held by RSF4, LLC.

(2)      Messrs. Venegas and Ogur each own 50% of Helix Opportunities, LLC.

(3)      Consists of (i) 960,000 shares of Common Stock and (ii) an Unsecured Convertible Promissory Note which is convertible into approximately 100,000 shares of Common Stock as of October 5, 2017.

EXECUTIVE COMPENSATION

The following table sets forth certain information about compensation paid, earned or accrued for services of each of our named executive officers for the past two fiscal years.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)		Total ($)
Zachary Venegas	2016	45,371	—		45,371
Chief Executive Officer and Director	2015	—	63,249	(1)	63,249

____________

(1)      In 2015, Mr. Venegas received $63,249 in compensation for his work as a consultant for the Company.

We made no individual grants of restricted stock or stock options to, and there were no stock options exercised by, our named executive officers for the period from October 25, 2015 (inception) through December 31, 2016. Currently, we have no employment agreements in place with our named executive officers. Additionally, we do not have any pension plans, compensatory plans or other arrangements that provide compensation in the event of a termination of employment or a change in control of our company.

Outstanding Equity Awards at Fiscal Year-End Table

There were no outstanding equity awards held by any of our named executive officers on December 31, 2016.

DIRECTOR COMPENSATION

There was no compensation awarded to, earned by, or paid to the members of our board of directors by us during the year ended December 31, 2016.

SUMMARY OF THE HELIX TCS, INC. 2017 OMNIBUS STOCK INCENTIVE PLAN

On October 17, 2017, the board of directors and a majority of our voting securities approved the 2017 Plan. We believe that the 2017 Plan will help us attract and retain the best available personnel for our Company and is critical to our ongoing effort to build stockholder value and align the interests of employees and directors with those of our stockholders. As of the date of this Information Statement, we do not have any other equity incentive plans in place.

Following is a summary of the principal features of the 2017 Plan. The summary is qualified by the full text of the 2017 Plan, attached to this Information Statement as Appendix A.

Key Provisions

Following are the key provisions of the 2017 Plan:

Provision of Plan	Description
Eligible Participants:

Employees, directors, and consultants of the Company, any related entity, and any successor entity that adopts the 2017 Plan. Approximately 50 employees, directors, or consultants of the Company are eligible to participate in the 2017 Plan as of the Record Date.

Share Reserve:

•   Total of 5,000,000 shares of the Company’s Common Stock.

•   The reserved shares will be reduced (i) by one share for each share granted pursuant to stock options, stock appreciation rights, or other awards awarded under the 2017 Plan, and (ii) to the extent cash is delivered in lieu of shares of Common Stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related stock option.

Award Types:	• Incentive stock options • Nonstatutory stock options • Stock appreciation rights • Restricted stock awards • Restricted stock unit awards • Dividend equivalent rights

Vesting:	Determined by the board of directors.

Award Limits:	No more than 500,000 shares may be issued to a single participant pursuant to stock options and stock appreciation rights in a calendar year.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain ratable capitalization adjustments as set forth in the 2017 Plan.

Plan Termination Date:	November 12, 2027.

Administration

The 2017 Plan is administered by the board of directors or a committee designated by the board of directors. With respect to grants of awards to the Company’s officers or directors, the 2017 Plan is administered by the board of directors or a designated committee in a manner that permits such grants to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Grants of awards to covered employees as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, will be made only by a committee composed solely of two or more non-employee directors eligible to serve on a committee making awards. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2017 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 5,000,000 shares of the Company’s Common Stock may be issued under the 2017 Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2017 Plan may not receive options or stock appreciation rights with respect to more than 500,000 shares of Common Stock in any year or an award of restricted stock, restricted stock units, dividend equivalent rights or other awards that are valued with reference to shares covering more than 500,000 shares of Common Stock in any year. Any shares covered by an award which is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2017 Plan. Shares that actually have been issued under the 2017 Plan pursuant to an award shall not be returned to the 2017 Plan and shall not become available for future issuance under the 2017 Plan other than unvested shares that are forfeited or repurchased by the Company. To the extent that cash is delivered in lieu of shares of Common Stock upon the exercise of a stock appreciation right, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. Shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2017 Plan.

Eligibility and Types of Awards

The 2017 Plan permits the Company to grant stock awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights to its employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Code, or a nonstatutory stock option. However, only employees may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2017 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Options granted under the 2017 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2017 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with the Company, or any of its affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options vested as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option agreement. The plan administrator may determine such other portion of the optionholder’s unvested award that may be exercised during the post-termination exercise period. The optionholder’s stock option agreement may provide that upon the termination of the optionholder’s relationship with the Company, for cause, the optionholder’s right to exercise its options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or beneficiary may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws or such longer period as specified in the stock option agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) surrender of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2017 Plan), (c) a broker-assisted cashless exercise, (d) the tender of Common Stock previously owned by the optionholder, (e) a net exercise of the option, (f) past or future services rendered, (g) any combination of the foregoing methods of payment, and (h) any other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Incentive stock options may be granted only to the Company’s employees. The aggregate fair market value, determined at the time of grant, of shares of the Company’s Common Stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under the 2017 Plan may not exceed $100,000. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company or any of the Company’s affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2017 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of Common Stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2017 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the Common Stock subject thereto on the date of grant. In the case of a stock appreciation right granted concurrently with a stock option, the number of shares of Common Stock to which the stock appreciation right relates will be reduced in the same proportion that the holder of the related stock option exercises the option.

The plan administrator determines whether to deliver cash in lieu of shares of Common Stock upon the exercise of a stock appreciation right. If Common Stock is issued, the number of shares of Common Stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of Common Stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of Common Stock on the exercise date.

If the plan administrator elects to pay the holder of the stock appreciation right cash in lieu of shares of Common Stock, the holder of the stock appreciation right will receive cash equal to the fair market value on the exercise date of any or all of the shares which would otherwise be issuable.

The exercise of a stock appreciation right related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2017 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-qualified stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of the Company’s Common Stock that vest in accordance with established terms and conditions. The board of directors or committee thereof sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, the Company.

Restricted Stock Units

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. The board of directors or committee thereof sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule and criteria and the form (stock or cash) in which the award will be settled. If a participant’s service terminates before the restricted stock is fully vested, the unvested portion of the restricted stock unit award generally will be forfeited.

Dividend Equivalent Rights

Dividend equivalent rights entitle the participants to compensation measured by dividends paid with respect to Common Stock.

Performance-Based Compensation

The 2017 Plan establishes procedures for our Company to grant to certain employees awards that will qualify as performance-based compensation within the meaning of Section 162(m) of the Code. Performance-based awards will be structured so that they will vest only upon attainment of performance goals established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals within 90 days of the beginning of the first fiscal year of our Company included in the performance period. The performance goals will be based upon one or more objectively determinable business measures, which may be applied with respect to our Company, any business unit, or, if applicable, any covered employee, and may be measured on absolute terms or relative to a peer-group or other market measure basis.

The business measures that may be used to establish the performance goals are limited to one or more of the following:

A.      Net earnings or net income (before or after taxes);

B.      Earnings per share;

C.      Net sales growth;

D.      Net operating profit;

E.      Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.       Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.      Cash flow per share;

H.      Earnings before or after taxes, interest, depreciation, and/or amortization;

I.        Gross or operating margins;

J.       Productivity ratios;

K.      Share price (including, but not limited to, growth measures and total stockholder return);

L.       Expense targets or ratios;

M.      Charge-off levels;

N.      Improvement in or attainment of revenue levels;

O.      Deposit growth;

P.      Margins;

Q.      Operating efficiency;

R.      Operating expenses;

S.      Economic value added;

T.       Improvement in or attainment of expense levels;

U.      Improvement in or attainment of working capital levels;

V.      Debt reduction;

W.     Capital targets; and

X.      Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2017 Plan shall terminate unless they are assumed in connection with the corporate transaction.

The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2017 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2017 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction, shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

The board of directors may amend, suspend, or terminate the 2017 Plan, except that it may not amend the 2017 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, the board of directors may not amend the 2017 Plan without stockholder approval if such approval is then required pursuant to Section 422 of the Code, the regulations promulgated thereunder, or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The board of directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to the Company already owned shares of Common Stock, (d) selling shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other method set forth in the award agreement.

Summary of Federal Income Tax Consequences of the 2017 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2017 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2017 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to (i) certain subsequent sales of the shares in a disqualifying disposition, (ii) certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and (iii) certain tax credits that may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is no less than the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date will be after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, or IRS, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to the Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income tax must be withheld on the income recognized by the participant. The Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income tax and recognize such tax at the time that an award is granted, exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Potential Limitation on Deductions

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m) of the Code, thereby permitting the Company to claim the full federal income tax deduction otherwise allowed for such compensation.

In accordance with Section 162(m) of the Code and Treasury Regulations (defined below) issued thereunder, compensation attributable to awards of stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors”, (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the plan is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that the board of directors’ committee may grant options and SARs granted under the 2017 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation. “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

Further, in accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to restricted stock awards, or restricted stock unit awards granted under a plan will qualify as performance-based compensation if (i) the award is granted by a compensation committee composed solely of

“outside directors,” (ii) the award becomes vested or is settled, as applicable, only upon the achievement of a performance goal based upon objective business criteria established in writing by the compensation committee no later than 90 days after the commencement of the performance period and while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms that may be incorporated into an award by the compensation committee (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that the board of directors’ committee may grant restricted stock awards and restricted stock unit awards under the 2017 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For specified officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2017 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2017 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and the Company with respect to the grant and exercise of options and other awards under the 2017 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN

Our employees, directors, and consultants are eligible to receive awards under our 2017 Plan and consequently our officers and directors may be deemed to have an interest in the approval of the 2017 Plan.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission, or the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”).

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Information Statement to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement either now or in the future, please contact our Corporate Secretary either by calling (720) 328-5372 or by mailing a request to Attn: Corporate Secretary, 5300 DTC Parkway, Suite 300, Greenwood Village, CO 80111. Upon written or oral request to the Corporate Secretary, the Company will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single Information Statement in the future in the same manner as described above.

By order of the Board of Directors of Helix TCS, Inc.

/s/ Zachary L. Venegas
Zachary L. Venegas
Chief Executive Officer and Director
October 23, 2017

APPENDIX A

HELIX TCS, INC.

2017 omnibus STOCK INCENTIVE PLAN

Approved by the Board: October 17, 2017

Approved by the Stockholders: October 17, 2017

1.       Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Subsidiary of the Company; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.       Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)      “Administrator” means the Plan Administrator as described in Section 4.

(b)     “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)      “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)     “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)      “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)      “Board” means the Board of Directors of the Company.

(g)     “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)       that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)      in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h)      “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)       “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)       “Common Stock” means the Company’s voting common stock, par value $0.001 per share.

(k)      “Company” means Helix TCS, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)       “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n)      “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)      the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)     the complete liquidation or dissolution of the Company;

(iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)      acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o)     “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(p)     “Data” has the meaning set forth in Section 22 of this Plan.

(q)     “Director” means a member of the Board or the board of directors of any Related Entity.

(r)       “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(s)      “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(t)       “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)      “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(v)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)       If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)      If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)     In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x)      “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)      “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)      “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)   “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)   “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)   “Performance-Based Compensation” means any Award that the Administrator grants pursuant to Section 6(d) of the Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(ee)   “Performance Period” means the time period during which specified performance criteria and/or continued status as an Employee must be met as determined by the Administrator.

(ff)     “Plan” means this Helix TCS, Inc. 2017 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(gg)   “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(hh)   “Related Entity” means any Parent or Subsidiary of the Company.

(ii)      “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)      “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)      “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)   “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.       Stock Subject to the Plan.

(a)      Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is five million (5,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)     Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of Shares which it was entitled to issue upon such exercise or on the exercise of any related Option. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4.       Administration of the Plan.

(a)      Plan Administrator.

(i)       Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b‑3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)      Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii)     Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more non-Employee Directors who are eligible under the provisions of Section 162(m) of the Code to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(b)     Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)      Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)       to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)      to determine whether and to what extent Awards are granted hereunder;

(iii)     to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)      to determine the type, terms and conditions of any Award granted hereunder;

(vi)     to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii)   to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)     to institute an option exchange program;

(x)      to make other determinations as provided in this Plan; and

(xi)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.       Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.       Terms and Conditions of Awards.

(a)      Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)     Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)      Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)     Performance-Based Awards. If the Administrator determines at the time an Award is granted to an Employee that the Employee is, or is likely to be, as of the end of the Company’s tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Administrator may include in the Award certain provisions so that the Award will qualify as Performance-Based Compensation. Awards intended to qualify as Performance-Based Compensation will be subject to the following provisions:

(i)       The Awards will be subject to the achievement of certain performance criteria as the Administrator may determine. The performance criteria established by the Administrator may be based on any one of, or combination of, the following criteria:

(A)     Net earnings or net income (before or after taxes);

(B)     Earnings per share;

(C)     Net sales growth;

(D)     Net operating profit;

(E)     Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)     Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)     Cash flow per share;

(H)     Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)       Gross or operating margins;

(J)      Productivity ratios;

(K)     Share price (including, but not limited to, growth measures and total stockholder return);

(L)      Expense targets or ratios;

(M)    Charge-off levels;

(N)     Improvement in or attainment of revenue levels;

(O)     Deposit growth;

(P)     Margins;

(Q)     Operating efficiency;

(R)     Operating expenses;

(S)     Economic value added;

(T)      Improvement in or attainment of expense levels;

(U)     Improvement in or attainment of working capital levels;

(V)     Debt reduction;

(W)    Capital targets; and

(X)     Consummation of acquisitions, dispositions, projects or other specific events or transactions.

The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items for the applicable Performance Period, (f) mergers, acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, any such inclusions or exclusions shall be prescribed in the grant in a form that meets the requirements of Code Section 162(m) for deductibility. For this purpose “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(ii)      Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

(iii)     Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award intended to qualify as Performance-Based Compensation, the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(iv)     Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(v)      Sections 6(d)(i) though 6(d)(iv) above are not required for an Award of Options or SARs. However, any of those provisions may be included in an Award of Options or SARs at the discretion of the Administrator.

(vi)     To the extent that the Administrator determines as of the date of grant of an Award that (A) the Award is intended to qualify as Performance-Based Compensation, and (B) the Award is not exempt from the application of Section 162(m) of the Code, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

(e)      Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)      Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)     Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)      Individual Award Limit. No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than five hundred thousand (500,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more than five hundred thousand (500,000) Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of an SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i)       Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)       Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k)      Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l)       Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m)    Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)       the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)      the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

(n)      Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Award that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Administrator and contained in the Award Agreement evidencing such Award.

7.       Award Exercise or Purchase Price, Consideration and Taxes.

(a)      Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)       In the case of an Incentive Stock Option:

(1)      granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)      granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)      In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)     In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)     In the case of other Awards, such price as is determined by the Administrator.

(v)      Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)     Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)       cash;

(ii)      check;

(iii)     delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)      with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(vi)     with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)    past or future services actually or to be rendered to the Company or a Related Entity;

(viii)   any combination of the foregoing methods of payment; or

(ix)     any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.       Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.       Tax Withholding.

(a)      Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)     The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)       paying cash;

(ii)      electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)     delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)     selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)      retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)     any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.     Rights As a Stockholder.

(a)      Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)     Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.     Exercise of Award.

(a)      Procedure for Exercise.

(i)       Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)      An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)     Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)      Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)     Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)      Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.     Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)      If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)      Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)     No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.     Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.     Corporate Transactions.

(a)      Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)     Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)      Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

15.     Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16.     Amendment, Suspension or Termination of the Plan.

(a)      The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)       increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)      modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)     modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)     extend the expiration date of the Plan; and

(v)      except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)     No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)      No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.     Reservation of Shares.

(a)      The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.     Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.     Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.     Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.     Compliance with Section 409A. To the extent that the Administrator determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

24.     Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.